SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

CRYO-CELL International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On April 13, 2011 Cryo-Cell International, Inc. issued a press release that included financial information for the three months ended February 28, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated April 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.
(Registrant)

Date: April 14, 2011	By:	/s/ Jill M. Taymans
	Name:	Jill M. Taymans
	Title:	Vice President, Finance

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Press Release dated April 13, 2011.